Prudential Mid-Cap Value Fund
Prudential Mid-Cap Value Fund
Class A: SPRAX	Class M: NBBVX
Class B: SVUBX	Class Q: PMVQX
Class C: NCBVX	Class X: NBVZX
Class L: NABVX	Class Z: SPVZX

Summary Prospectus	January 14, 2011

Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. You can find the Fund's Prospectus, Statement of Additional Information (SAI), Annual Report and other information about the Fund online at www.prudentialfunds.com. You can also get this information at no cost by calling 1-800-225-1852 or by sending an e-mail to: PrudentialMidCapValueFund@prudentialfundsemail.com

The Fund's Prospectus and SAI, both dated January 14, 2011, and the Fund's most recent shareholder report, dated October 31, 2010, are all incorporated by reference into this Summary Prospectus.

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INVESTMENT OBJECTIVE

The investment objective of the Fund is to seek capital growth.

FUND FEES AND EXPENSES

The tables below describe the sales charges, fees and expenses that you may pay if you buy and hold shares of the Fund.

You may qualify for sales charge discounts if you and an eligible group of investors purchase, or agree to purchase in the future, more than $25,000 in shares of the Fund or other funds in the Prudential Investments family of funds. More information about these discounts is available from your financial professional and is explained in Reducing or Waiving Class A's Initial Sales Charge on page 26 of the Fund's Prospectus and in the Fund's Statement of Additional Information (SAI), in Rights of Accumulation on page 56.
Shareholder Fees (fees paid directly from your investment)
	Class A	Class B	Class C	Class L	Class M	Class Q	Class X	Class Z
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None	None	5.75%	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of the lower of original purchase price or sale proceeds)	1%	5%	1%	1%	6%	None	6%	None
Maximum sales charge (load) imposed on reinvested dividends and other distributions	None	None	None	None	None	None	None	None
Redemption fees	None	None	None	None	None	None	None	None
Exchange fee	None	None	None	None	None	None	None	None
Maximum account fee (accounts under $2,500)	$15	$15	$15	$15	$15	None	$15	None

Annual Fund Operating Expenses % (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Class C	Class L	Class M	Class Q	Class X	Class Z
Management fees	0.90	0.90	0.90	0.90	0.90	0.90	0.90	0.90
+ Distribution and service (12b-1) fees	0.30	1.00	1.00	0.50	1.00	None	1.00	None
+ Other expenses	0.46	0.46	0.46	0.46	0.46	0.21	0.46	0.46
= Total annual Fund operating expenses	1.66	2.36	2.36	1.86	2.36	1.11	2.36	1.36
- Fee waiver or expense reimbursement	(0.05)	None	None	None	None	None	None	None
= Net annual Fund operating expenses	1.61	2.36	2.36	1.86	2.36	1.11	2.36	1.36

Example. The following hypothetical example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year, that the Fund's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

	If Shares Are Redeemed				If Shares Are Not Redeemed
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$705	$1,040	$1,398	$2,403	$705	$1,040	$1,398	$2,403
Class B	739	1,036	1,360	2,441	239	736	1,260	2,441
Class C	339	736	1,260	2,696	239	736	1,260	2,696
Class L	753	1,126	1,523	2,629	753	1,126	1,523	2,629
Class M	839	1,136	1,460	2,522	239	736	1,260	2,522
Class Q	113	353	612	1,352	113	353	612	1,352
Class X	839	1,136	1,560	2,696	239	736	1,260	2,696
Class Z	138	431	745	1,635	138	431	745	1,635

° For the period ending February 29, 2012, the distributor of the Fund has contractually agreed to reduce its distribution and service (12b-1) fees for Class A shares to 0.25 % of the average daily net assets of the Class A shares. This waiver may not be terminated by the distributor prior to February 29, 2012. The decision on whether to renew, modify or discontinue the waiver is subject to review by the distributor and the Fund's Board of Directors.

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the Fund's most recent fiscal year, the Fund's portfolio turnover rate was 26% of the average value of its portfolio.

INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategies. The Fund will invest under normal circumstances at least 80% of the value of its assets in medium capitalization (mid-cap) companies. Companies with equity market capitalizations that fall within the range of the Russell Midcap Index at the time of investment are considered mid-cap companies for purposes of the Fund. The market capitalizations within the range may vary, but as of November 30, 2010, the median market capitalization of the Russell Midcap Index was approximately $3.9 billion and the largest company by market capitalization was worth approximately $19.5 billion. The Fund seeks to reduce risk by diversifying among many companies and industries.

In order to achieve the Fund's investment objective, the Fund's subadviser uses a disciplined, quantitative approach to invest in stocks that it believes are out of favor and are undervalued based on price-to-earnings ratios and other factors. The subadviser looks for stocks meeting these criteria in all sectors of the market. Generally, the subadviser will consider selling or reducing a stock position when, in its opinion, the stock no longer offers above-average total return potential, or no longer is considered a value stock by the subadviser. A price decline of a stock does not necessarily mean that the stock will be sold at that time.

The Fund's investments in stocks may include real estate investment trusts (REITs). REITs are equity securities of real estate investment trusts. REITs invest primarily in real estate and distribute almost all of their income - most of which comes from rents, mortgages and gains on sales of property - to shareholders.

The Fund may hold in excess of 200 securities.

Principal Risks of Investing in the Fund. All investments have risks to some degree. Please remember that an investment in the Fund is not guaranteed to achieve its investment objective; is not a deposit with a bank; is not insured, endorsed or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; and is subject to investment risks, including possible loss of your original investment.

Recent Market Events. The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility in the recent past. The financial crisis has caused a significant decline in the value and liquidity of many securities. This environment could make identifying investment risks and opportunities especially difficult for the subadviser. These market conditions may continue or get worse. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support could negatively affect the value and liquidity of certain securities. In addition, legislation recently enacted in the United States calls for changes in many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be known for some time.

Risk of Increase in Expenses. Your actual cost of investing in the Fund may be higher than the expenses shown in the expense table for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

Equity Securities Risk. There is the risk that the price of a particular stock the Fund owns could go down and you could lose money. In addition to an individual stock losing value, the value of the equity markets or a sector of them in which the Fund invests could go down. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Value Style Risk. Since the Fund follows a value investment style, there is the risk that the value style may be out of favor for a period of time, that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced. Historically, value stocks have performed best during periods of economic recovery.

Medium Capitalization (mid-cap) Company Risk. The Fund's investments in mid-cap companies carry more risk than investments in larger capitalized companies. Investments in mid-cap companies carry additional risks because earnings of these companies tend to be less predictable; they often have limited product lines, markets, distribution channels or financial resources; and the management of such companies may be dependent on one or a few key people. The market movements of these companies' securities may be more abrupt or erratic than the market movements of securities of larger, more established companies or the stock market in general. Historically, mid-cap companies have sometimes gone through extended periods when they did not perform as well as larger companies. Mid-cap companies generally are less liquid than larger companies, which may make such investments more difficult to sell at the time and price that the Fund would like. Also, the stocks of mid-cap companies may fall out of favor relative to those of small- or large-capitalization companies, causing the Fund to underperform other equity funds that focus on small or large capitalization companies.

Real Estate Investment Trusts (REITs). In addition to the risks generally associated with equities, the performance of a REIT depends on the strength of real estate markets, REIT management and property management, all of which can be affected by many factors, including national and regional economic conditions.

Management Risk. Actively managed mutual funds are subject to management risk. The subadviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these techniques will produce the desired results. Additionally, the securities selected by the subadviser may underperform the markets, in general, the Fund's benchmark and other mutual Funds with similar investment objectives.

For more information on the risks of investing in this Fund, please see How the Fund Invests - Investment Risks in the Prospectus and Investment Risks and Considerations in the SAI.

The Fund's Past Performance. The following bar chart shows the Fund's performance for the indicated share class for each full calendar year of operations or for the last 10 calendar years, whichever is shorter. The bar chart and Average Annual Total Returns table demonstrate the risk of investing in the Fund by showing how returns can change from year to year and by showing how the Fund's average annual total returns for the share class compare with a broad-based securities market index and a group of similar mutual funds.

Past performance (before and after taxes) does not mean that the Fund will achieve similar results in the future. Updated Fund performance information is available online at www.prudentialfunds.com.
Annual Total Returns% (Class L Shares)[1,2]
Best Quarter: 3rd Quarter 2009 23.36% Worst Quarter: 4th Quarter 2008 -24.17%

1 These annual total returns do not include sales charges. If the sales charges were included, the annual total returns would be lower than those shown.
2 Quantitative Management Associates LLC became the subadviser to the Fund on January 26, 2007. Performance prior to that date is attributable to another subadviser.

Average Annual Total Returns % (as of 12-31-10)
Return Before Taxes	One Year	Five Years	Ten Years	Since Inception
Class A shares	14.16	2.19	N/A	5.33
Class B shares	14.87	2.47	N/A	5.43
Class C shares	18.83	2.58	5.79	--
Class M shares	14.80	2.90	6.09	--
Class Q shares	N/A	N/A	N/A	N/A
Class X shares	14.87	3.10	6.26	--
Class Z shares	21.06	3.64	N/A	3.91

Average Annual Total Returns - Class L Shares % (as of 12-31-10)
Return Before Taxes	13.51	1.87	5.68	--
Return After Taxes on Distributions	13.46	0.74	4.55	--
Return After Taxes on Distribution and Sale of Fund Shares	8.83	1.43	4.76	--

° After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the indicated share class. After-tax returns for other classes will vary due to differing sales charges and expenses.

Index % (reflects no deduction for fees, expenses or taxes)
Russell Midcap Value Index	24.75	4.08	8.07	--
S&P MidCap 400 Index	26.64	5.73	7.16	--
Russell Midcap Index	25.48	4.66	6.54	--
Lipper Average	22.35	3.90	7.52	--

MANAGEMENT OF THE FUND

Investment Manager	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC	Quantitative Management Associates LLC	John P. Leib, CFA	Principal	January 2007
		Deborah D. Woods	Principal	January 2007
		Robert Leung, CFA	Investment Associate	July 2009

BUYING AND SELLING FUND SHARES

	Minimum Initial Investment	Subsequent Investments
Fund shares (most cases)	$2,500	$100
Retirement accounts and custodial accounts for minors	$1,000	$100
Automatic Investment Plan (AIP)	$50	$50

You can purchase or redeem shares through the Fund's transfer agent or through servicing agents, including brokers, dealers and other financial intermediaries appointed by the distributor to receive purchase and redemption orders. Current shareholders may also purchase or redeem shares through the Fund's website or by calling (800) 225-1852. Redemption proceeds may be sent by mail, by Federal funds wire or deposited directly into your bank account if you have established the link.

TAX INFORMATION

Dividends, Capital Gains and Taxes. The Fund's dividends and distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

FINANCIAL INTERMEDIARY COMPENSATION

Potential Conflicts of Interest. If you purchase Fund shares through a financial services firm, the Fund, the Manager, or their related companies may pay the financial services firm for the sale of Fund shares and/or for services to shareholders. These payments may create a conflict of interest by influencing the financial services firm or the firm's representatives to recommend the Fund over another investment. Ask your financial services firm or representative for more information or visit your financial services firm's website.

By Mail:	Prudential Mutual Fund Services LLC, PO Box 9658, Providence, RI 02940
By Telephone:	800-225-1852 or 973-367-3529 (outside the US)
On the Internet:	www.prudentialfunds.com

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